JULY 2020

Forward Looking Language Certain statements in this presentation may constitute "forward-looking statements" within the meaning of federal securities laws, including, but not limited to, Rockwell Medical’s intention to commercialize Triferic® Dialysate, and Triferic® AVNU. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," “can,” "could," “would,” “develop,” "plan," "potential," "predict," "forecast," "project," "plan", "intend" or the negatives of these terms, and similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While Rockwell Medical believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this presentation. These forward- looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties (including, without limitation, those set forth in Rockwell Medical’s SEC filings), many of which are beyond our control and subject to change. Actual results could be materially different. Risks and uncertainties include: the potential impact of COVID- 19 pandemic (including, applicable federal, state and local orders) on business and operating results, including our supply chain, dialysis concentrates business and commercial launch of Triferic Dialysate and Triferic AVNU; statements about the challenges inherent in new product development and other indications and therapeutic areas for our products; the likelihood of success and timing with our NDS filing with Health Canada and regulatory filing in China; the success of and our commercialization Triferic Dialysate domestically and internationally; the success and timing of our evaluation program for Triferic AVNU in the U.S. and Canada; the risk that topline clinical data and real world results may not be predictive of future results; the anticipated number of future clinics with which we may contract for use of Triferic Dialysate; the expected number of annualized treatments for Triferic Dialysate and Triferic AVNU; potential future milestone payments and royalties under our license agreements; expected financial performance, including cash flows, revenues, growth, margins, funding, liquidity and capital resources; and those risks more fully discussed in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and of our Annual Report on Form 10-K for the year ended December 31, 2019, as such description may be amended or updated in any future reports we file with the SEC. Rockwell Medical expressly disclaims any obligation to update our forward-looking statements, except as may be required by law. NASDAQ: RMTI 2

Rockwell Medical Overview POISED TO TRANSFORM THE TREATMENT OF IRON DEFICIENCY AND ANEMIA

Investment Highlights Rockwell is repositioned for growth Commercial-stage company with platform technology designed to transform iron deficiency and anemia 1 in a variety of disease states across the globe – launched in ESKD and Ph II ready for new indications Ferric pyrophosphate citrate (FPC, Triferic®) is one of the most innovative advancements in iron management over the last two decades ▪ 2nd generation parenteral iron delivers 100% immediately bioavailable iron with safety similar to placebo 2 ▪ Two formulations: Triferic Dialysate- launched 5/19; and Triferic AVNU (I.V.)- approved 3/20, evaluations to begin Q3 3 Global Triferic market potential in excess of $1 billion in multiple indications Global intellectual property portfolio includes Orange Book listed patent with expiry in 2029 4 Additional IP pending #2 supplier of dialysis concentrates in the U.S.; relationships with leading dialysis players ▪ Generates $60M+ revenue annually 5 ▪ Broad customer base includes DaVita and many mid- and small-sized dialysis organizations Experienced Executive Team, Board of Directors and Medical Advisory Board with deep renal and 6 pharmaceutical commercial and drug development expertise Triferic® is a registered trademark of Rockwell Medical, Inc. Triferic AVNU is pending with the U.S. Patent and Trademark Office. 4

Experienced Management Team Proven track record and commercial expertise in renal sector Management Team Russell Ellison, Mike DeYoung M.D. VP Operations Chief Executive Officer Years: 25+ Years: 35+ Ray Pratt, M.D. Chief Development Anne Boardman Officer VP Sales Years: 25+ Years: 25+ Marc Hoffman, M.D. Tim Chole Chief Medical Officer VP Marketing Years: 25+ Years: 20+ Ajay Gupta, M.D. Chief Scientific Officer Years: 25+ 5

Triferic: A New Way to Treat Iron Deficiency and Anemia 2 ND GENERATION PARENTERAL IRON: 100% IMMEDIATELY BIOAVAILABLE

Triferic Platform

2nd generation parenteral iron*: 100% immediately bioavailable iron and avoids iron toxicity

Triferic Replaces Iron Losses by Directly Donating Iron to Transferrin for Red Blood Cell Production


TRIFERIC
ferric pyrophosphate citrate
RES
Circulating red blood cells
Transferrin
Dialysis and uremic blood loss
Erythroid marrow

Modified from Brittenham GM, Chapter 34. Disorders of Iron Homeostasis: Iron Deficiency and Iron Overload. In Hoffman R. and Furie B. eds. Hematology: Basic Principles and Practice. Saunders, 6th ed., 2013

- **Platform technology** that can potentially be applied for treatment of iron deficiency and anemia in a number of disease states
- **Current FDA-approved indication** - maintain hemoglobin in HD-dependent CKD patients: infused with dialysis (dialysate) or over 3hrs IV (AVNU)
  - *Maintains a stable hemoglobin* with no increase in ferritin levels
  - Replaces recurring iron loss during dialysis
  - Safety profile similar to placebo
  - No increase in inflammation or oxidative stress
- **Novel, physiologic mechanism of action** - donates iron directly and immediately to transferrin for tissue utilization and red blood cell production
  - Is not taken up by reticuloendothelial cells first
  - Does not increase ferritin and hepcidin levels
    - High ferritin and hepcidin levels can increase iron storage and reduce iron uptake by transferrin
- **Safety profile similar to placebo** - no observed risk of oxidative stress, iron overload, increased infection risk or hypersensitivity reactions

*First generation I.V. iron oxide nanoparticles (IONPs) were introduced for clinical use in the 1980's (beginning with Imferon (HMW iron dextran))

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Marketed in Renal, at Development Stage for New Indications Triferic for renal indication… FPC for additional indications… Approved & Marketed Phase II Ready ▪ For iron replacement and ▪ For home infusion treatment of iron maintenance of hemoglobin in deficiency anemia in patients adult hemodialysis patients requiring parenteral nutrition ▪ For treatment of iron deficiency in hospitalized acute heart failure patients 8

Transforming Anemia Management in ESKD Multiple opportunities to drive long-term value of Triferic in dialysis Dialysate Triferic Triferic AVNU (I.V.) Triferic Global ▪ U.S. Launch in May 2019 ▪ FDA approved March 27, 2020 ▪ Partnerships established in China, ▪ Collecting real-world data from multiple ▪ Ability to leverage infrastructure India, Canada, Peru and Chile sites; initial data readout in May 2020 and experience from Dialysate Triferic • NDS accepted in Canada ▪ Launch strategy includes 3-month launch • Approved in Peru and Chile Evaluation Program for new clinics ▪ Allows Triferic to be used in any ▪ Seeking partners in other key ▪ Assistance in protocol adjustment dialysis treatment regardless of geographies including Europe, Japan ▪ Lab reviews machine’s bicarbonate technology and Korea ▪ Continuous training and support (liquid or solid) ▪ Resulting in 75% conversion rate since launch ▪ Signed contract with first medium-sized dialysis organization in November 2019; in active discussions with additional MDOs ▪ Commercial / medical organization built to support U.S. commercialization, med ed, and clinical data initiatives 9

Unmet Need in Iron Maintenance Therapy

ROCKWELL MEDICAL

Treatment of iron deficiency anemia in dialysis patients presents challenges and risks

Late Stage CKD Patients Initiate Hemodialysis and Are on Lifelong Treatment



- Blood loss and iron sequestration are leading causes of anemia in hemodialysis (HD) patients
- 5-7 mg iron loss during every HD treatment
- The current standard of care for anemia management requires high doses of I.V. iron, loading of iron stores, and use of erythropoiesis stimulating agents (ESAs) that carry safety risks(1)(2)(3)
- Next generation HIF-PHI agents have safety advantages vs. ESAs but parenteral iron will still be required:
  - In incident dialysis patients, total I.V. Fe use was less in the first six months but was the same after six months(4)

(1) Macdougall IC, Geisser P. Use of intravenous iron supplementation in chronic kidney disease: an update. Iran J Kidney Disease. 2013;7(1):9–22.
(2) Rostoker G, et al. Drugs. 2016;76(7):741-757.
(3) Bailie GR, et al. Kidney Int. 2015;87(1):162-168.
(4) Provenzano R, et al. ASN.

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Triferic Efficacy: Phase 3 Clinical Trials In controlled trials, Triferic maintained hemoglobin for 44 weeks without the need for supplemental I.V. iron and without increasing iron stores • CRUISE 1 & CRUISE 2 Clinical Trials1 ◦ 292 patients on Triferic ◦ 296 patients on Placebo ◦ Duration of 48 weeks • Met primary endpoint of significantly decreasing the mean change from baseline of hemoglobin concentrations without I.V. Iron supplementation • Met secondary endpoint of significantly decreasing the mean change from baseline of serum ferritin level • Triferic replaces iron losses, maintains Hgb concentrations, does not increase iron stores and exhibits a safety profile similar to placebo 1) Fishbane SN, Singh AK, Cournoyer SH, et al. Ferric pyrophosphate citrate (Triferic™) administration via the dialysate maintains hemoglobin and iron balance in chronic hemodialysis patients. Nephrol Dial Transplant. 2015;30(12):2019-2026. 11

Triferic Pharmacoeconomic Benefits Triferic ESA-Sparing PRIME Study* ▪ Significant ESA reduction vs. placebo in a double-blind PRIME Study: ESA Use and Hemoglobin Levels clinical study • 35% ESA reduction in Triferic® patients compared to placebo arm at 9 months • 74% ESA reduction in ESA-hyporesponsive patients compared to placebo arm at 9 months • Hemoglobin level was maintained throughout the study ▪ Significant I.V. iron reduction • 51% less traditional I.V. Iron use than placebo in Triferic® patients • On average, only 5% of patients per month required a ‘rescue’ dose of I.V. iron ▪ No increase in ferritin levels / iron stores * “Ferric pyrophosphate citrate administered via dialysate reduces erythropoiesis-stimulating agent use and maintains hemoglobin in hemodialysis patients.” Gupta et al. - Kidney International – 2015 Triferic® is indicated for iron replacement and hemoglobin maintenance and ESA reduction is not part of the label. 12

Real World Data: Single Site Observational Clinic utilizing Triferic saw IV iron  by 74%, ESA Utilization  by 23% and Hgb maintained 73.7% reduction in IV iron per patient/week 23.2% reduction in ESA equivalents per patient/week compared to baseline 13

Real World Data: Overall Clinical Impact Meaningful outcomes in hospitalizations and missed treatments (USRDS database) • A reduction of 17.7% and 45.5% in missed treatments for 5th and 6th quarters following Triferic introduction • Mortality rates reduced 58% • Infectious hospital admission reduced 73%; infection-related hospital days reduced 82% Rates for all cause and infection-related hospitalization, and mortality for HHD patients, 2016-17.* # of patient- Inpatient Infectious Deaths Year years (PY) at Hospitalizations days hospitalizations Infectious inpatient per 1,000 risk PPY PPY PPY days PPY PY Facility using Triferic on 1/1/2017 2016 49 2.85 21.7 0.49 3.86 101 2017 48 1.41 9.25 0.13 0.71 42.0 All Other US Dialysis Facilities 2016 427057 2.12 16.0 0.35 3.05 164 2017 436247 2.12 16.1 0.33 2.96 165 *Abstract submitted and under consideration for inclusion in ASN 2020 annual congress. 14

Triferic Commercial Opportunity and Strategy INCREASING SALES IN A GROWING MARKET OPPORTUNITY: ANEMIA IN ESKD

Large Global Market Opportunity Global iron replacement market in dialysis presents an opportunity for Triferic ▪ 2+ million people receive hemodialysis annually(1), worldwide ▪ 250+ million estimated annual hemodialysis treatments, with growth occurring due to increased rates of diabetes, obesity, and hypertension ▪ Once started on dialysis, patients typically require it for life, 3x weekly Hemodialysis Patients by Continent(1) 358k Commercial Strategy: 505k 934k ▪ Marketing in the U.S. with our 70k specialty commercial/medical team 202k ▪ Establishing strategic partnerships in 11k international markets (1) For selected countries listed in United States Renal Data System 2018 Annual Data Report. Table N.7.a “Yearly counts of all patients treated with in-center hemodialysis as of the end of the calendar year, 2003-2016” and European Renal Association. 16

Triferic International Updates Significant progress advancing Triferic internationally China • Partnered to commercialize Triferic with Wanbang Biopharmaceutical • Clinical trial required for approval – protocol approved and trial initiation is pending • Low-to-mid 20% royalty due to Rockwell on Net Sales; $35 million potential milestone payments • Estimated peak market opportunity in excess of $400 million India • Signed licensing agreement with Sun Pharma in January 2020 • Sun Pharma will leverage its market leading nephrology franchise to promote Triferic to nephrologists in India LATAM • Estimated peak market opportunity of $100 million across all countries • Received regulatory approval in Chile (June 2020); distribution agreements in Peru and Chile Canada • Estimated peak market opportunity of $25 million • Distribution agreement in place; NDS submitted in May 2020 and accepted for filing in June 2020 Europe / Japan • Discussions ongoing with potential partners for Triferic AVNU • Estimated peak market opportunity of $600+ million 17

Triferic U.S. Market Overview U.S. is a concentrated provider market with LDOs servicing over 70% of patients. In-Center Hemodialysis Patients Estimated Total U.S. In-Center HD Treatments LDO 75 million LDO Fresenius 3 MDOs SDOs, DaVita Independents 179k Patients 58k ➢ Current target market is 27% or 20 million 37% 175k Patients Patients 74k Patients ➢ SDOs, MDOs, and Independents 36% 10% 17% ➢ Long-term target market is 63% or 55 million ➢ LDOs Metric 9/30/19 12/31/19 3/31/20 6/30/20 Contracted Patients on Therapy 1,000+ 1,650+ ~2,000 ~2,800 Contracted Annualized Treatment Volume 150,000+ 250,000+ ~300,000 >400,000 U.S. Market Introduction Evaluation Program Patients 1,300+ 600+ 2,250+ ~1,500 Evaluation Program Conversion Rate 75%+ 75% 75% ~75% Source: Nephrology News and Issues, September 2018, Mark E Newman, Table 1: The largest dialysis providers in 2018. 18

Triferic Preliminary Q2 Commercial Update Continued progress on multiple fronts For the three months ended June 30, 2020: Contracts with Clinics: • Signed contracts with 12 additional clinics, an increase of 44% in contracted clinics compared to March 31, 2020 • An additional 8 clinics affiliated with an MDO were trained and approved for adoption as of June 30, 2020 • Substantially all clinics contracted within Q2 2020 converted in June 2020 Evaluation Programs: • Achieved active or committed Evaluation Programs with independent dialysis clinics and small dialysis chains representing nearly 1,500 patients and 26 clinics • Maintained Evaluation Program conversion rate of approximately 75% Contracted Patients: • Nearly 2,800 contracted patients on therapy as of June 30, 2020, representing over 400,000 annualized treatments 19

Triferic AVNU (I.V.) Overview Expands U.S. access and more applicable to global markets heavily reliant on on-line bicarb generation • Triferic AVNU received FDA Approval on March 27, 2020 – Triferic AVNU joins Triferic Dialysate as the only FDA-approved products indicated to replace iron and maintain hemoglobin in adult patients with hemodialysis-dependent chronic kidney disease – Provides access to clinics utilizing dry bicarbonate systems: infused over 3hrs, or divided bolus dose, I.V. • Initiating customer outreach to increase awareness of Triferic AVNU – Reaching out to target customers using dry bicarbonate that have expressed interest in Triferic – Engaging with dialysis organizations that have existing purchase agreements in place for Triferic Dialysate – Preparing the promotional, communications, and education programs for the commercial launch • Currently manufacturing sample and commercial supply • Company expects to launch evaluation programs during Q3 2020 – Leverage success of the Triferic Dialysate Evaluation Program – Triferic AVNU commercial availability expected in the fourth quarter of 2020 following the completion of the initial evaluation programs 20

Financial Highlights and Upcoming Milestones STABLE REVENUE FROM BASE BUSINESS WITH MULTIPLE UPCOMING CATALYS TS

Selected Financials $60+ million $40 million 70.2 million Cash, Cash Equivalents & Shares of Common Stock Annualized Net Sales Investments at 6/30/20 Outstanding at 6/30/20 For the three months ended June 30, 2020*: • Total net sales are estimated to be in the range of $15.4 million to $15.8 million • Net sales of Triferic Dialysate are estimated to be in the range of $0.17 million to $0.22 million For the six months ended June 30, 2020*: • Total net sales are estimated to be in the range of $31.2 million to $31.6 million • Net sales of Triferic Dialysate are estimated to be in the range of $0.44 million to $0.49 million *These current preliminary, estimated results of operations are based on management’s initial review of operations for the three and six months ended June 30, 2020, and remain subject to completion of the Company’s customary closing and review procedures, final adjustments and other developments that may arise between now and the time the financial results for the three and six months ended June 30, 2020, are finalized. It is possible that the final reported results for the three and six months ended June 30, 2020, may differ materially from the estimates provided in this slide. 22

New Indication Opportunities for FPC • Evaluated multiple potential new indication opportunities for FPC and treatment of iron deficiency and/or anemia • FPC as an iron therapeutic has the potential to provide benefit in multiple disease states • Based on analysis of development considerations, economics and pricing, and regimen ergonomics (continuous I.V. infusion or multiple bolus doses) – two leading opportunities have been identified: • FPC for home infusion in patients requiring parenteral nutrition • Currently iron requirements can only be met with in-office I.V. iron infusion visit (due to hypersensitivity risk), whereas FPC could be safely administered via an infusion pump at home • FPC to improve cardiac function in hospitalized acute congestive heart failure patients • Parenteral IONP studies have consistently demonstrated meaningful benefit in CHF in the outpatient setting; however release of iron from the liver is likely to be too slow to produce a benefit in hospital • Because of the immediate bioavailability of iron, FPC may lead to improved function in a hospitalized patient (average LOS ~5 days) 23

Rockwell: Positioned for Growth • Triferic is a novel iron replacement therapeutic – delivers 100% immediately bioavailable iron with a safety profile similar to placebo • Launched Dialysate Triferic and gained FDA approval for Triferic AVNU • Building on long-established existing relationships with other leaders in dialysis: Baxter, DaVita • Stepwise plan to establish Triferic as the new standard for iron replacement therapy in dialysis • Poised to leverage opportunities with new indications for FPC • Rockwell is planning Management/KOL call on new program indications for later this year NASDAQ: RMTI 24